SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ)

Effective July 31, 2026, Solactive AG (the Index Provider) will change the name of the fund’s Underlying Index from Solactive ISS ESG United States Net Zero Pathway Enhanced Index to Solactive ISS ESG United States Net Zero Pathway Enhanced PAB Index. At such time, references to the current Underlying Index name are replaced with the new Underlying Index name. There will be no changes to the index methodology and no changes in the investment policies of the fund. The fund will continue to seek investment results that correspond generally to the performance, before fees and expenses, of its Underlying Index.
Please Retain This Supplement for Future Reference
July 15, 2026
PROSTKR26-27